LORD ABBETT AFFILIATED FUND, INC.

Supplement dated December 17, 2019 to the

Summary Prospectus dated March 1, 2019, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Walter H. Prahl, Partner and Director	2013
Marc Pavese, Partner and Portfolio Manager	2013
Darnell C. Azeez, Portfolio Manager	2019
Servesh Tiwari, Portfolio Manager	2019

Please retain this document for your future reference.